                                   Exhibit 1.1

                        CANADA BUSINESS CORPORATIONS ACT


                                     FORM 1


                            ARTICLES OF INCORPORATION

                                   (Section 6)



1.       NAME OF CORPORATION

         Shadowfax Resources Ltd.


2.       THE PLACE IN CANADA WHERE THE REGISTERED OFFICE IS TO BE
         SITUATED

         Municipality of Metropolitan Toronto,
         Province of Ontario


 .3.      THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE
         CORPORATION IS AUTHORIZED TO ISSUE

         10,000,000 common shares without nominal or par value


4.       RESTRICTIONS IF ANY ON SHARE TRANSFERS

         Not applicable


5.       NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS

         The minimum number of directors is 3 and the maximum number of directors is 10.

6.       RESTRICTIONS IF ANY ON BUSINESSES THE CORPORATION MAY CARRY ON.

         Not applicable

7.       OTHER PROVISIONS IF ANY

         The board of directors may from time to time, in such amounts and on such terms as it deems expedient, charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

         The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of each such delegation.


8.       INCORPORATOR

         Name                       Address                    Signature
         Gordon Edward              33 Duncannon Drive
         Thompson                   Toronto, Ontario
                                    M5P 2L9

--------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY

         Corporation No.:

         Filed:

         CANADA BUSINESS                                                   LOl SUR LES SOCIETES
                  CORPORATIONS ACT                                     COMMERCIALES CANADIENNES
                       FORM 3                                                   FORMULE 3
            NOTICE OF REGISTERED OFFICE OR                         AVIS DU LIEU DU SIEGE SOCIAL
         NOTICE OF CHANGE OF REGISTERED OFFICE                 OU AVIS DE CHANGEMENT DU LIEU DU SIEGE SOCIAL

         1--Name of Corporation-- Denomination de a societe            2-- Corporation No.-- No. de Ia societe

                  Shadowfax Resources Ltd.

         3-- Address of the registered office        Adresse du siege social

                  229 Lonsmount Drive
                  Toronto, Ontario
                  M5P 2Y9

         4-- Effective date of change                Date effective du changement

                  N/A

         5-- Previous address of the registered office Adresse precedente du siege social

                  N/A


Date                       Signature                 Description of Office - Description du poste

February 5, 1981                                              Incorporator


TO:      CORPORATION INFORMATION SECTION
         COMPANIES SERVICES BRANCH                   INITIAL NOTICE OR NOTICE OF CHANGE
         MINISTRY OF CONSUMER AND                    BY A CANADA OR QUEBEC CORPORATION
         COMMERCIAL RELATIONS
         555 YONGE ST,                               FORM 3
         TORONTO, ONT. M7A 2H6                       THE CORPORATIONS INFORMATION ACT. 1976


                  (INSTRUCTIONS AND INFORMATION ON REVERSE SIDE

1.  CORPORATION NAME                                                   2.  ONTARIO CORPORATION NUMBER

         SHADOWFAX RESOURCES LTD.

3.  FORMER CORPORATION NAME         (SEE ITEM 3 OF INSTRUCTIONS)       DATE OF CHANGE

         N/A

4.  CURRENT JURISDICTION OF INCORPORATION,                             DATE OF INCORPORATION
    CONTINUATION OR AMALGAMATION                                       OR AMALGAMATION

                  CANADA [ X ]
                                                                       FEBRUARY 9, 1981
                  QUEBEC [   ]

5.  FORMER JURISDICTION OF INCORPORATION,                              DATE OF CHANGE
    CONTINUATION OF AMALGAMATION

                  N/A

6.  (PRINT NAME IN FULL)                                      [   ]

                                                              [   ]
   I, GORDON EDWARD THOMPSON
   CERTIFY THAT THE INFORMATION HEREIN                        [ X ]    OTHER PERSON HAVING
   CONTAINED IS TRUE AND CORRECT                                       KNOWLEDGE OF THE AFFAIRS
                                                                       OF THE CORPORATION


 /s/G. E. Thompson
 ------------------------------------------------------
 SIGNATURE

7.  DATE UPON WHICH COMMENCED ACTIVITIES OR BUSINESS IN ONTARIO

         February 10, 1981

8.  FULL MAILING ADDRESS

         Suite 220
         620 Wilson Avenue
         Downsview, Ontario
         M3K 1Z3


                                                                     POSTAL CODE

                                                                       M3K 1Z3


                                                           SEE DEFICIENCY NOTICE
                                                           ON REVERSE SIDE


         CANADA BUSINESS                                                           LOI SUR LES SOCIETES
         CORPORATIONS ACT                                              COMMERCIALES CANADIENNES
                  FORM 3                                                        FORMULE 3
         NOTICE OF REGISTERED OFFICE OR                                AVIS DU LIEU DU SIEGE SOCIAL
         NOTICE OF CHANGE OF REGISTERED OFFICE                         OU AVIS DE CHANGEMENT DU LIEU DU SIEGE SOCIAL


1 - Name of Corporation-- Denomination de la societe                   2 - Corporation No. - No. De la societe

         SHADOWFAX RESOURCES LTD.                                      108563


3--Address of the registered office                  Adresse du siege social

                  Suite 220
                  620 Wilson Avenue
                  Downsview, Ontario
                  M3K 1Z3

4--Effective date of change                          Date effective du
                                                        changement

                  April 6, 1981

5 - Previous address of the registered office        Adresse precedente du
                                                       siege social


                  229 Lonsmount Drive
                  Toronto, Ontario
                  M5P 2Y9






Date                       Signature                 Description of Office -
                                                     Description du poste

April 6, 1981                                                 President